UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015

INC RESEARCH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600 Raleigh, North Carolina	27604-1547
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 2, 2015, INC Research Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (the “Underwriter”) and certain selling stockholders named therein (the “Selling Stockholders”). Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell 6,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), to the Underwriter at a price of $45.00 per share.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Stockholders, and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities.

The sale of the Common Stock by the Selling Stockholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-208286), including a prospectus supplement dated December 1, 2015 to the prospectus contained therein dated December 1, 2015, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended. The sale of the Common Stock is expected to close on December 7, 2014.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Share Repurchase Agreement

On November 30, 2015, the Company entered into a Share Repurchase Agreement (the “Agreement”) with entities affiliated with Avista Capital Partners and Ontario Teachers’ Pension Plan Board (“Seller”). Pursuant to the Agreement, on December 7, 2015, the Company is expected to close the repurchase of 3,000,000 shares of Common Stock from the Seller in a private transaction for an aggregate purchase price of $135 million or $45.00 per share. The Company expects to fund this private repurchase transaction with cash on hand. The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.23 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

1.1	Underwriting Agreement, dated December 2, 2015, by and among INC Research Holdings Inc., certain shareholders named therein and Credit Suisse Securities (USA) LLC.

5.1	Opinion of Wyrick Robbins Yates & Ponton LLP.

10.23	Share Repurchase Agreement, dated November 30, 2015, by and among INC Research Holdings, Inc. and certain stockholders named therein.

23.1	Consent of Wyrick Robbins Yates & Ponton LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2015	INC RESEARCH HOLDINGS, INC.

	By:	/s/ Christopher L. Gaenzle
	Name:	Christopher L. Gaenzle
	Title:	Chief Administrative Officer and General Counsel